EliteDesigns® Variable Annuity EliteDesigns® II Variable Annuity	EliteDesigns® Variable Annuity EliteDesigns® II Variable Annuity
Issued by:	Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001	First Security Benefit Life Insurance and Annuity Company of New York 350 Park Avenue, 14th Floor New York, NY 10022

Supplement Dated December 15, 2015
To Prospectus Dated May 1, 2015

Effective December 15, 2015, the names of the following underlying funds changed. The corresponding Subaccount also changed its name accordingly. All references to the former names in the current prospectus are hereby changed to reflect the new names.

Former Name	New Name
Wells Fargo Advantage International Equity VT	Wells Fargo International Equity VT
Wells Fargo Advantage Intrinsic Value VT	Wells Fargo Intrinsic Value VT
Wells Fargo Advantage Omega Growth VT	Wells Fargo Omega Growth VT
Wells Fargo Advantage Opportunity VT	Wells Fargo Opportunity VT
Wells Fargo Advantage Small Cap Value VT	Wells Fargo Small Cap Value VT

The information regarding the Wells Fargo funds in the table under the “Frequent Transfer Restrictions” section of the Prospectus is deleted and replaced with the following:

Subaccount	Transfer Block Restriction (# of Calendar Days)
Wells Fargo International Equity VT, Wells Fargo Intrinsic Value VT, Wells Fargo Omega Growth VT, Wells Fargo Opportunity VT, Wells Fargo Small Cap Value VT	30 days

Please Retain This Supplement For Future Reference